SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1999


                                 ASC EAST, INC.
             (Exact name of Registrant as specified in its charter)


  Maine                      333-9763                                01-0503382
(State or other            (Commission                         (I.R.S. Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                                            04217
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (207) 824-5196

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events.

                  On October 6, 1999, the Registrant, ASC East, Inc., was merged with and into its parent, American Skiing Company (NYSE:SKI). Also on October 6, 1999, American Skiing Company entered into a Fourth Supplemental Indenture with respect to the 12% Senior Subordinated Notes of the Registrant (the "Notes"), under which American Skiing Company, as successor by merger to the Registrant, became the primary obligor under those Notes. Certain subsidiaries of American Skiing Company also joined (together with subsidiaries of the Registrant) as guarantors of the Notes.

Item 7. Exhibits.

         (c)      Exhibits.

                  2.1. Articles of Merger as filed with the Maine Secretary of State on October 5, 1999 with Plan of Merger attached thereto.

                  4.1. Fourth Supplemental Indenture dated October 6, 1999, among American Skiing Company, certain of its subsidiaries, and United States Trust Company of New York, as Trustee.

                  4.2 Subsidiary Guaranty dated October 6, 1999 from the following subsidiaries of American Skiing Company:
                           ASC Utah, Blunder Bay Development Co., ASC Leasing, Inc., Orlando Resort Corporation, ASC Transportation, Inc., Steamboat Development Corporation, Steamboat Ski & Resort Corporation, Heavenly Ski & Resort Corporation, Heavenly Corporation and Heavenly Valley Limited Partnership, guaranteeing the obligations of American Skiing Company under the Fourth Supplemental Indenture.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN SKIING COMPANY
                                     (as successor by merger to ASC East, Inc.)



Date:    October 12, 1999              /s/ Mark J. Miller
                                     ------------------------------------------
                                      Name:      Mark J. Miller
                                      Title:     Senior Vice President
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                  Accounting Officer)


Date:    October 12, 1999              /s/ Christopher E. Howard
                                    ------------------------------------------
                                       Name:      Christopher E. Howard
                                       Title:     Executive Vice President
                                                 (Duly Authorized Officer)


                                  EXHIBIT INDEX


Exhibit
  No.                    Description

2.1. Articles of Merger as filed with the Maine Secretary of State on October 5, 1999 with Plan of Merger attached thereto.

4.1. Fourth Supplemental Indenture dated October 6, 1999, among American Skiing Company, certain of its subsidiaries, and United States Trust Company of New York, as Trustee.

4.2 Subsidiary Guaranty dated October 6, 1999 from the following subsidiaries of American Skiing Company: ASC Utah, Blunder Bay Development Co., ASC Leasing, Inc., Orlando Resort Corporation, ASC Transportation, Inc., Steamboat Development Corporation, Steamboat Ski & Resort Corporation, Heavenly Ski & Resort Corporation, Heavenly Corporation and Heavenly Valley Limited Partnership, guaranteeing the obligations of American Skiing Company under the Fourth Supplemental Indenture.